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                           AIM GLOBAL UTILITIES FUND

                         Supplement dated May 28, 1999
                      to the Prospectus dated May 3, 1999


The information under the heading "Other Information--Dividends and Distributions--Dividends" on page 4 has been replaced in its entirety with the following:

           The fund generally declares dividends daily and pays dividends, if any, monthly. Following the June 1999 monthly dividend, the fund will begin declaring and paying dividends, if any, quarterly.